UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): November 10, 2004


                                Tower Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         000-50990                                          13-3894120
  (Commission File Number)                               (I.R.S. Employer
                                                      Identification Number)

                                                            (212) 655-2000
              (Registrant's Telephone Number, Including Area Code)

        120 Broadway, 14th Floor
              New York, NY                                    10271
(Address of Principal Executive Offices)                   (Zip Code)




          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
        240.133-4(c))

         Item 1.01.        Entry into a Material Definitive Agreement.

         Tower Group, Inc. (the "Company") has granted shares of restricted common stock of the Company (the "Restricted Stock") to each non-employee director pursuant to the Company's 2004 Long Term Equity Compensation Plan and pursuant to Restricted Stock Award Agreements entered into on November 10, 2004. The terms of each Restricted Stock Award Agreement are identical and provide for the grant of 1,768 shares of Restricted Stock to each of the following non-employee directors: Charles A. Bryan, Gregory T. Doyle, Steven W. Schuster and Austin Young. The Restricted Stock will vest on March 31, 2005. The form of Restricted Stock Award Agreement is attached hereto as Exhibit 10.1


Item 9.01         Financial Statements and Exhibits.


         (c) The following exhibits are furnished as part of this report:


10.1     Form of Restricted Stock Award Agreement.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            TOWER GROUP, INC.


                            By:   /s/ Steven G. Fauth
                                  ------------------------------------------
                                  Steven G. Fauth
                                      Senior Vice President, General Counsel



Dated:  November 15, 2004

                                INDEX TO EXHIBITS

Number              Description
------              -----------
10.1                Form of Restricted Stock Award Agreement.